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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 9, 1998 included in Nitinol Medical Technologies, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.



                                                  /s/ Arthur Andersen LLP
                                                  -----------------------
                                                  Arthur Andersen LLP



Boston, Massachusetts
November 11, 1998